Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Concert Pharmaceuticals, Inc. (the “Company”) for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc A. Becker, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 7, 2019	/s/ Marc A. Becker
Marc A. Becker
Chief Financial Officer
(Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to Concert Pharmaceuticals, Inc. and will be retained by Concert Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.